UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2004

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Explanatory Note:

This Form 8-K/A is filed to amend the Form 8-K filed with the Securities and Exchange Commission on June 8, 2004 by Pentair, Inc. (the “Company”) to announce the recognition of the operation of Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”) on, and undertaking to meet the requirements of Rule 416(b) under the Securities Act with respect to, the shares of our common stock registered on our Registration Statement Nos. 333-115429, 333-115430, 333-115432, 33-38534, 33-45012, 333-12561 and 333-75166 (the “Original 8-K”). This Form 8-K/A amends Item 5 of the Original 8-K to change Registration Statement Nos. 333-38534 and 333-45012 disclosed in the Original 8-K to Registration Statement Nos. 33-38534 and 33-45012.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Stock Split

On May 17, 2004, Pentair, Inc. (the “Company”) announced its Board of Directors had approved a two-for-one stock split of the Company’s outstanding common stock. The stock split was effected in the form of a 100 percent stock dividend of one additional share of the Company’s common stock for each issued share of common stock payable on June 8, 2004 to shareholders of record on June 1, 2004.

Additional Shares Registered as a Result of the Stock Split

By filing this Current Report on Form 8-K, we are recognizing the operation of Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”) on, and undertaking to meet the requirements of Rule 416(b) under the Securities Act with respect to, the shares of our common stock registered on our Registration Statement Nos. 333-115429, 333-115430, 333-115432, 33-38534, 33-45012, 333-12561and 333-75166. All shares illustrated in the Current Report are presented on a pre-stock split basis.

Under Rule 416(a), if a registration statement purports to register securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions, that registration statement is deemed, unless otherwise expressly provided, to cover the additional securities to be offered or issued in connection with any such provision. Under Rule 416(b), if additional securities are issued as a result of a stock split prior to completion of the distribution of the securities covered by a registration statement, the additional securities are covered by the registration statement, provided that the registration statement is amended.

Our Form S-8 Registration Statements Nos. 333-115429 and 33-38534 became effective on May 1, 2004 and January 2, 1990, respectively. These Registration Statements registered 2,000,000 shares of our common stock reserved for issuance under the Pentair, Inc. Employee Stock Purchase Plan (as Amended and Restated Effective May 1, 2004). As of the date of this Current Report, 1,133,504 of the shares originally registered continue to be reserved for issuance. Pursuant to Rule 416(b), the Registration Statement is deemed to cover the additional shares of common stock issuable as a result of the stock split and relating to the remaining reserved shares.

Our Form S-8 Registration Statements Nos. 333-115430 and 33-45012 became effective on May 1, 2004 and January 13, 1992, respectively. These Registration Statements registered 350,000 shares of our common stock reserved for issuance under the Pentair, Inc. Deferred Compensation Plan for Non-Employee Directors (as Amended and Restated Effective May 1, 2004). As of the date of this Current Report, 324,102 of the shares originally registered continue to be reserved for issuance. Pursuant to Rule 416(b), the Registration Statement is deemed to cover the additional shares of common stock issuable as a result of the stock split and relating to the remaining reserved shares.

Our Form S-8 Registration Statements Nos. 333-115432, 333-75166 and 333-12561 became effective on May 1, 2004, December 14, 2001 and September 24, 1996, respectively. These Registration Statements registered 10,600,000 shares of our common stock reserved for issuance under the Pentair, Inc. Omnibus Stock Incentive Plan (as Amended and Restated Effective May 1, 2004). As of the date of this Current Report, 5,106,221 of the shares originally registered continue to be reserved for issuance. Pursuant to Rule 416(a), the Registration Statement is deemed to cover the additional shares of common stock issuable as a result of the stock split and relating to the remaining reserved shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 16, 2004.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)